                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2000

                                 Synopsys, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    000-19807               56-1546236
----------------------------       -------------------      -------------------
State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)

         700 East Middlefield Road, Mountain View, California 94043-4033
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 962-5000


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. Other Events

     On February 17, 2000, the Company issued a press release announcing its financial results for the fiscal quarter ended January 29, 2000. Also on February 17, 2000, the Company issued a press release announcing a stock repurchase program.

     A copy of both press releases are filed as Exhibit 99.1, 99.2 and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits.

              Exhibit No.      Description
              -----------      ---------------
                 99.1          Press release of the Company, dated
                               February 17, 2000, relating to the financial results
                               for the fiscal quarter ended January 29, 2000.

                 99.2          Press release of the Company, dated
                               February 17, 2000, announcing stock repurchase program.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SYNOPSYS, INC.



Dated: February 17, 2000               By: /s/ STEVEN K. SHEVICK
                                           -------------------------------
                                           Steven K. Shevick
                                           Vice President, Investor Relations
                                           and Legal